Exhibit 99.77(q)(1)

ITEM 77Q1— Exhibits

(a)(1)	Amendment #98 dated March 9, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of Voya Global Resources Portfolio – Filed herein.
(e)(1)	Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with regards to Voya Global Perspectives Portfolio – Filed herein.
(e)(2)	Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with regards to VY® Clarion Global Real Estate Portfolio – Filed herein.
(e)(3)	Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) – Filed herein.
(e)(4)	Sub-Advisory Agreement dated November 18, 2014 between Voya Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(5)	Sub-Advisory Agreement (with redaction) effective November 18, 2014 between Voya Investors Trust and Columbia Management Investment Advisers, LLC with regards to Voya Multi-Manager Large Cap Core Portfolio – Filed herein.
(e)(6)	Sub-Advisory Agreement (with redaction) effective November 18, 2014 between Voya Investors Trust and The London Company of Virginal, LLC with regards to Voya Multi-Manager Large Cap Core Portfolio – Filed herein.
(e)(7)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Voya Investments, LLC, and CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(8)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC, and CBRE Clarion Securities LLC with respect to VY® Clarion Real Estate Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(9)	Sub-Advisory Agreement dated November 18, 2014 between Voya Investors Trust, Directed Services LLC and Franklin Advisers, Inc. with respect to VY® Franklin Income Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.

(e)(10)	Sub-Advisory Agreement dated November 18, 2014 between Voya Investors Trust, Directed Services LLC and Franklin Mutual Advisers, LLC with respect to VY® Franklin Mutual Shares Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(11)	Sub-Advisory Agreement dated November 18, 2014 between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC with respect to Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(12)	Portfolio Management Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Templeton Global Advisors Limited – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(13)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Global Perspectives Portfolio – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.
(e)(14)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Dimensional Fund Advisors LP – Filed as an exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2015 and incorporated herein by reference.